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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   APRIL 10, 2002
                                                --------------------------------

                                 TEAMSTAFF, INC.
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             (Exact name of Registrant as specified in charter)


       NEW JERSEY                0-18492                       22-1899798
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(State or other jurisdic-      (Commission                    (IRS Employer
 tion of incorporation)         File Number)                 Identification No.)


      300 ATRIUM DRIVE, SOMERSET, N.J.                      08873
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   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On April 10, 2002, the Board of Directors of TeamStaff, Inc. (the "Company") and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for the fiscal year ending September 30, 2002. The appointment of PwC is not subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held in April, 2002.

        Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended September 30, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated April 10, 2002, stating its agreement with such statements.

        During the years ended September 30, 2001 and 2000 and through the date hereof, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit 16 Letter from Arthur Andersen LLP to the Filed with Securities and Exchange Commission this document dated April 10, 2002.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2002                       TEAMSTAFF,  INC.
                                               (Registrant)

                                         By: /s/ Donald Kappauf
                                             ---------------------------
                                                 Donald Kappauf
                                                 Chief Executive Officer